UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2009

Icagen, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34217	56-1785001
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4222 Emperor Boulevard, Suite 350 Durham, North Carolina	27703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 941-5206

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 26, 2009, Icagen, Inc. (the “Company”) announced that in a proof-of-concept, Phase IIa exercise-induced asthma study, senicapoc failed to demonstrate improvement in the primary study endpoints, including maximum decrease in FEV1, time to recovery of FEV1 after exercise and area under the FEV1 curve for sixty minutes. A copy of the press release issued in connection with this announcement is filed with this Current Report on Form 8-K as Exhibits 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAGEN, INC.

Date: October 26, 2009	By:	/s/ RICHARD D. KATZ
Richard D. Katz Executive Vice President, Finance and Corporate Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “Icagen Reports Top-line Results of Phase IIa Study of Senicapoc in Exercise-Induced Asthma” issued by the Company on October 26, 2009